Exhibit 99.1

CONSENT OF INDEPENDENT VALUATION EXPERT

We hereby consent to the reference to our name and description of our role in the valuation process of Resource Real Estate Opportunity REIT, Inc. (the “Company”) being included or incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-160463) and the related prospectus, included therein, by being filed on a Current Report on Form 8-K, to be filed on the date hereof. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.

June 9, 2015	/s/ Duff & Phelps, LLC
Duff & Phelps, LLC